UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2025

NUTEX HEALTH INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41346	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6030 S. Rice Ave, Suite C, Houston, Texas 77081
(Address of principal executive offices) (zip code)

(713) 660-0557
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07. Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of Nutex Health Inc. (the “Company”) held on July 14, 2025, there were 5,555,116 shares of the Company’s common stock, par value $0.001 per share, eligible to vote, of which 3,916,269 shares, or approximately 71%, were voted. The matters voted upon, the number of votes cast for or against, and the number of abstentions and broker non-votes, each rounded to the nearest whole share, were as stated below:

1. Each of our seven director nominees was elected for a one-year term expiring at the 2026 annual meeting of stockholders.

Nominee	For	Withheld	Broker Non-Votes
Thomas T. Vo	2,718,034	81,571	1,116,664
Warren Hosseinion	2,706,247	93,358	1,116,664
Cheryl Grenas	2,552,398	247,207	1,116,664
Michael L. Reed	2,253,524	546,081	1,116,664
Scott J. Saunders	2,509,168	290,437	1,116,664
Kelvin Spears	2,630,050	169,555	1,116,664
Frank E. Jaumot	2,798,958	647	1,116,664
2. The compensation of our named executive officers was approved, on an advisory basis.

For	Against	Abstain	Broker Non-Votes
2,556,545	226,342	16,718	1,116,664
3. The Company’s stockholders approved an amendment to the Amended and Restated Nutex Health Inc. 2023 Equity Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 1,100,000 and to allow the number of shares available for issuance under the Plan to automatically increase on January 1 of each year, in an amount equal to 5% of the number of shares outstanding at December 31 of the previous fiscal year, provided that the Board may decide that there shall be no or a lesser increase.

For	Against	Abstain	Broker Non-Votes
2,075,665	723,697	243	1,116,664
4. Grant Thornton LLP was ratified as our independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain	Broker Non-Votes
3,833,735	64,794	17,740	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 16, 2025	NUTEX HEALTH INC.

	By:	/s/ Jon C. Bates
Jon C. Bates Chief Financial Officer